                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Partners
Acquisition Partnerships


     We consent to the use of our reports contained herein and incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectuses.


                                                /s/ KPMG PEAT MARWICK LLP

                                            ------------------------------------

Fort Worth, Texas

October 8, 1997